UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2010 (October 15, 2010)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

During 2010, affiliates of Glimcher Realty Trust (the “Registrant”) acquired, in separate transactions, from entities controlled by The Wolff Company (“Wolff”), an unrelated third party, additional properties through certain affiliates and joint venture entities (the “Acquisition Properties”), as further described below and as previously disclosed in Current Reports on Form 8-K filed by the Registrant with the United States Securities and Exchange Commission (the “SEC”).

On September 9, 2010, SDQ Fee, LLC (“SDQ Fee”), an affiliate of the Registrant, purchased the fee simple interest to approximately fourteen and one-half acres of real property (the “Scottsdale Land”) underlying  Scottsdale Quarter, a retail and office complex located in Scottsdale, Arizona, for $96,000,000 from Sucia Scottsdale, LLC (“Sucia”).  Subsequent to the acquisition, the Scottsdale Land is subject to a long term ground lease under which both the landlord and tenant are now wholly-owned affiliates of the Registrant.  The purchase of the Scottsdale Land was funded by a new mortgage loan as previously disclosed.  The completion of this transaction was initially disclosed in a Current Report on Form 8-K filed with the SEC on September 14, 2010.

On October 15, 2010, SDQ III Fee, LLC (“SDQ III Fee”), another affiliate of the Registrant, completed its purchase of undeveloped land known as Phase III (the “Phase III Parcels”) located adjacent to Scottsdale Quarter for $25,450,000 from entities affiliated with Sucia.  The purchase of the Phase III Parcels was funded by a combination of two loans totaling $16,000,000 with the remaining portion of the purchase price paid in cash as previously disclosed.  The completion of this transaction was initially disclosed in a Current Report on Form 8-K filed with the SEC on October 18, 2010.

Kierland Crossing, LLC (“Kierland”), another affiliate of the Registrant, initially executed the purchase agreement for both the Scottsdale Land and the Phase III Parcels, and subsequently assigned its interest as buyer to SDQ Fee and to SDQ III Fee, respectively.

Also on October 15, 2010, Glimcher Kierland Crossing, LLC, another affiliate of the Registrant and owner of a 50% joint venture interest in Kierland, completed its purchase of the remaining 50% joint venture interest in Kierland for $10 from WC Kierland Crossing, LLC, an affiliate of Sucia. As a result of this transaction, Glimcher Kierland Crossing, LLC became the owner of all of the membership interests in Kierland as well as the sole owner and operator of Scottsdale Quarter.   The completion of this transaction was initially disclosed in a Current Report on Form 8-K filed with the SEC on October 18, 2010.

The statements of revenues and certain expenses of Kierland and Sucia are included in this Form 8-K.  The Phase III Parcels do not have any current revenues or operations and as such a statement of revenues and other expenses is not presented.   Other than the transactions and relationships described herein, neither the Registrant, its affiliates, officers, trustees, nor any associates of such officers and trustees has any material relationship with Sucia, WC Kierland, LLC, or any third party source of funds referenced herein.

Forward Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.  Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, tenant bankruptcies, bankruptcies of joint venture (JV) partners, rejection of leases by tenants in bankruptcy, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the financial stability of tenants within the retail industry, the failure of the Registrant to make additional investments in regional mall properties and redevelopment of properties, the failure to acquire properties as and when anticipated, the failure to fully recover tenant obligations for common area maintenance, taxes and other property expenses, failure to comply or remain in compliance with covenants in our debt instruments, failure to achieve projected returns on our development properties, like Scottsdale Quarter, during the stabilization periods than our development properties historically have due to rent reduction arrangements with development tenants, inability to exercise available extension options on debt instruments, failure of  the Registrant to qualify as real estate investment trust, termination of existing JV arrangements, conflicts of interest with our existing JV partners, the failure to sell mall and community centers and the failure to sell such properties when anticipated, the failure to achieve estimated sales prices and proceeds from the sale of malls,  increases in impairment charges, additional impairment charges, as well as other risks listed in this news release and from time to time in the Registrant’s reports filed with the SEC or otherwise publicly disseminated by the Registrant.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Acquisition Properties.

Kierland Crossing, LLC
•  Statements of Revenues and Certain Expenses for the year ended December 31, 2009 and for the nine months ended September 30, 2010 (unaudited).

•  Notes to Statements of Revenues and Certain Expenses.

Sucia Scottsdale, LLC
•  Statements of Revenues and Certain Expenses for the year ended December 31, 2009 and for the nine months ended September 30, 2010 (unaudited).

•  Notes to Statements of Revenues and Certain Expenses.

(b)	Pro Forma Financial Information for the Registrant and its Subsidiaries (Unaudited). • Pro Forma Consolidated Balance Sheet as of September 30, 2010.
• Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009.

•  Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009.

•  Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010.

•  Notes and Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010.

(c)	Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations.
(d)	Exhibits
23.1 Consent of BDO USA, LLP.

Report of the Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Glimcher Realty Trust
Columbus, Ohio

We have audited the accompanying statement of revenues and certain expenses of Kierland Crossing, LLC for the year ended December 31, 2009.  The statement of revenues and certain expenses is the responsibility of management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the internal controls over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Glimcher Realty Trust.  As described in Note 1, material amounts that would not be comparable to those resulting from the proposed future operations of   Kierland Crossing, LLC. are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Kierland Crossing, LLC’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Kierland Crossing, LLC for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 23, 2010

Kierland Crossing, LLC
Statements of Revenues and Certain Expenses
(dollars in thousands)

	For the Year Ended December 31, 2009	For the Nine Months Ended September 30, 2010 (unaudited)

Revenues
Minimum rents	$739	$2,045
Tenant reimbursements	183	210
Other	10	10
Total revenues	932	2,265

Expenses
Property operating expenses	605	867
Real estate taxes	25	268
Provision for doubtful accounts	54	243
Other operating expenses	1,322	2,858
Total expenses	2,006	4,236

Certain expenses in excess of revenues	$(1,074)	$(1,971)

Kierland Crossing, LLC
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2009 and the Nine Months Ended September 30, 2010 (unaudited)
(dollars in thousands)

1.      Background and Basis of Presentation

Kierland Crossing, LLC (“Kierland”) was initially formed as a 50/50 joint venture between Glimcher Kierland Crossing, LLC (“GKC”), an affiliate of Glimcher Realty Trust (the “Company”), and a third party to build and operate a premium retail and office complex, consisting of approximately 600,000 square feet of gross leasable space in Scottsdale, Arizona (“Scottsdale Quarter”).  On September 9, 2010, another affiliate of the Company completed the purchase of the fee simple interest to approximately fourteen and one-half acres of real property underlying Scottsdale Quarter, which is subject to a long term ground lease with Kierland as tenant.  On October 15, 2010, GKC completed its purchase of the remaining 50% joint venture interest in Kierland, such that after the transaction Kierland became a wholly-owned subsidiary of the Company.  As a result of the adoption of SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)”, which was primarily codified into Accounting Standards Codification Topic 810 – “Consolidation”, the Company began reporting Kierland as a consolidated real estate entity on a prospective basis effective January 1, 2010.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K of the Company.  The Statements are not intended to be a complete presentation of the revenues and expenses of Kierland.  Prior to 2009, Kierland was in the process of constructing Scottsdale Quarter and did not recognize any revenues or operating expenses.  During the year ended December 31, 2009 and the nine months ended September 30, 2010, Scottsdale Quarter was under development as construction activity was ongoing.  However, during the year ended December 31, 2009 and the nine months ended September 30, 2010, Kierland derived revenue from tenants for the portion of Scottsdale Quarter that was completed and placed in service.  Certain costs qualified for capitalization during the construction period and are not reflected as expenses in the Statement.  Certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of Scottsdale Quarter, have been excluded.

Subsequent events have been evaluated through December 23, 2010, the date of the issuance of the Statements. No material subsequent events have occurred that required disclosure in the Statements.

2.      Summary of Significant Accounting Policies

Rental Revenue

Minimum rents are recognized on an accrual basis over the terms of the related leases on a straight-line basis.  Rental revenue may also include recoveries from tenant’s for real estate taxes, insurance and other shopping center operating expenses which are recognized as revenues in the period that the applicable costs are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of Kierland.  Expenditures for maintenance and repairs are charged to operations as incurred.

Other Operating Expenses

Other operating expenses primarily include expenses related to a 99-year ground lease for Scottsdale Quarter’s underlying real estate.  Prior to September 9, 2010, the ground lease contained provisions for rent increases ranging from 1.5% to 2.0% during the first thirty-nine years of the lease. During the fortieth year the base rent would be adjusted to the greater of fair market value or the rent charged during the thirty-ninth year. After the fortieth year, the ground lease would contain a provision for a 2.0% annual increase until the end of the lease. On September 9, 2010, the lease was amended and the provision requiring a 2.0% annual increase after the fortieth year was removed. Payments under the ground lease are recognized on the straight-line basis over the term of the lease and are reflected in the statement of revenues and certain expenses, net of amounts capitalized.

Kierland Crossing, LLC
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)
(dollars in thousands)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of certain revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.      Commitments

Real estate underlying Scottsdale Quarter is subject to a 99-year ground lease that expires in 2105.  On September 9, 2010, an affiliate of the Company purchased the fee interest in the underlying real estate for $96,000 and became the landlord under the ground lease. Upon acquisition of the fee interest, the ground lease was modified as described in Note 2. The lease also requires the reimbursement of real estate taxes to the landlord.  Future minimum rental payments, excluding the reimbursement of real estate taxes,  which reflect the modified lease terms of the non-cancelable operating lease described in Note 2, are as follows:

Year Ending December 31,	Amount
2010	$5,444
2011	5,526
2012	5,609
2013	5,693
2014	5,778
Thereafter	864,667

Total	$892,717

4.      Future Minimum Rental Income

Kierland receives rental income from the leasing of retail shopping and office space at Scottsdale Quarter under operating leases with expiration dates currently through the year 2022.  The minimum future base rentals under non-cancelable operating leases as of December 31, 2009 are as follows:

Year Ending December 31,	Amount
2010	$758
2011	776
2012	777
2013	779
2014	784
Thereafter	10,288

Total	$14,162

Minimum future base rentals do not include amounts which may be received from certain tenants based upon a percentage of their gross sales or as reimbursement of real estate taxes and property operating expenses. Minimum rents on the statements of revenues and certain expenses contain straight-line adjustments which caused rental revenue to increase by $2 and $340 for the year ended December 31, 2009 and nine months ended September 30, 2010, respectively. During the year ended December 31, 2009 and during the nine months ended September 30, 2010, five and six tenants, respectively, each accounted for more than 10.0% of rental income.

Kierland Crossing, LLC
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)
(dollars in thousands)

5.      Interim Unaudited Statement of Revenues and Certain Expenses

The accompanying interim statement of revenues and certain expenses for the nine months ended September 30, 2010, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the nine month period presented are not necessarily indicative of the results for the full year.

Report of the Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Glimcher Realty Trust
Columbus, Ohio

We have audited the accompanying statement of revenues and certain expenses of Sucia Scottsdale, LLC for the year ended December 31, 2009.  The statement of revenues and certain expenses is the responsibility of management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the internal controls over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of  revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Glimcher Realty Trust.  As described in Note 1, material amounts that would not be comparable to those resulting from the proposed future operations of Sucia Scottsdale, LLC are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Sucia Scottsdale LLC’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Sucia Scottsdale, LLC for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 23, 2010

Sucia Scottsdale, LLC
Statements of Revenues and Certain Expenses
(dollars in thousands)

	For the Year Ended December 31, 2009	Nine Months Ended September 30, 2010 (unaudited)
Revenues
Minimum rents	$14,841	$10,794
Tenant reimbursements	341	894
Total revenues	15,182	11,688

Expenses
Property operating expenses	11	8
Real estate taxes	341	894
Total expenses	352	902

Revenues in excess of certain expenses	$14,830	$10,786

Sucia Scottsdale, LLC
Notes to the Statements of Revenue and Certain Expenses
For the Year Ended December 31, 2009 and the Nine Months Ended September 30, 2010 (unaudited)
(dollars in thousands)

1.      Background and Basis of Presentation

On September 9, 2010, SDQ Fee, LLC (“SDQ Fee”), an affiliate of Glimcher Realty Trust (the “Company”), completed the purchase of the fee simple interest to approximately fourteen and one-half acres of real property (the “Scottsdale Land”) comprising a portion of Scottsdale Quarter a retail and office complex located in Scottsdale, Arizona and operated by an affiliate of the Company, Kierland Crossing, LLC (“Kierland”) from Sucia Scottsdale, LLC (“Sucia”) for $96,000.  The Scottsdale Land is subject to a 99-year ground lease with Kierland as the tenant.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 of Regulation S-X, and for inclusion in a Current Report on Form 8-K of the Company.  The Statements are not intended to be a complete presentation of the revenues and expenses of Sucia. Certain expenses, primarily interest, which are not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to Sucia that would cause the reported financial information not to be necessarily indicative of future operating results.

Subsequent events have been evaluated through December 23, 2010, the date of the issuance of the Statements. No material subsequent events have occurred that required disclosure in the Statements.

2.      Summary of Significant Accounting Policies

Rental Revenue

Minimum rents are recognized on an accrual basis over the term of the lease on a straight-line basis.  Rental revenue may also include recoveries from the tenant for real estate taxes and insurance which are recognized as revenues in the period that the applicable costs are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include insurance and other professional fees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of certain revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Sucia Scottsdale, LLC
Notes to the Statements of Revenue and Certain Expenses
For the Year Ended December 31, 2009 and the Nine Months Ended September 30, 2010 (unaudited)
(dollars in thousands)

3.      Future Minimum Rental Income

Sucia receives rental income from the leasing of the Scottsdale Land to Kierland.  Prior to  September 9, 2010, the lease contained provisions for rent increases ranging from 1.5% to 2.0% during the first thirty-nine years of the lease. During the fortieth year the base rent would be adjusted to the greater of fair market value or the rent charged during the thirty-ninth year. After the fortieth year, the ground lease would contain a provision for a 2.0% annual increase until the end of the lease. On September 9, 2010, the lease was amended and the provision requiring a 2.0% annual increase after the fortieth year was removed. Revenue under the ground lease is recognized on the straight-line basis over the term of the lease.  The lease also requires that Kierland is to reimburse Sucia for real estate taxes.  The minimum future base rentals, excluding the reimbursement of real estate taxes, which reflect the modified lease terms of the non-cancelable operating lease described above, are as follows:

Year Ending December 31,	Amount
2010	$5,444
2011	5,526
2012	5,609
2013	5,693
2014	5,778
Thereafter	864,667

Total	$892,717

Additionally, the lease requires reimbursement by Kierland for certain costs incurred in the operation of the Scottsdale Land.  Minimum rents on the statements of revenues and certain expenses contain straight-line adjustments which caused rental revenue to increase by $9,478 and $6,924 for the year ended December 31, 2009 and nine months ended September 30, 2010, respectively.

4.      Interim Unaudited Statement of Revenues and Certain Expenses

The accompanying interim statement of revenues and certain expenses for the nine months ended September 30, 2010, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the nine month period presented are not necessarily indicative of the results for the full year.

Glimcher Realty Trust
Pro Forma Financial Information Introduction
(unaudited)

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2010 has been prepared to reflect the effect of the Acquisition Properties acquired by Glimcher Realty Trust and its Subsidiaries (the “Company”), as if such transactions had occurred on September 30, 2010.

The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2009 and the nine months ended September 30, 2010, have been prepared to reflect the effect of the Acquisition Properties as if such transactions had occurred on January 1, 2009.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma condensed consolidated statements of operations are unaudited and are not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated on the date presented, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

Glimcher Realty Trust
Pro Forma Consolidated Balance Sheet
September 30, 2010
(unaudited)
(dollars in thousands, except share and per share information)

Assets
	Historical (1)	Pro-Forma Adjustments		Pro-Forma
Investment in real estate:
Land	$224,967	$-		$224,967
Buildings, improvements and equipment	1,596,077	-		1,596,077
Developments in progress	253,256	25,450	(2)	278,706
	2,074,300	25,450		2,099,750
Less accumulated depreciation	574,063	-		574,063
Property and equipment,net	1,500,237	25,450		1,525,687
Deferred costs, net	19,081	-		19,081
Investment in and advances to unconsolidated real estate entities	126,898	-		126,898
Investment in real estate, net	1,646,216	25,450		1,671,666

Cash and cash equivalents	6,678	-		6,678
Restricted cash	15,578	-		15,578
Tenant accounts receivable, net	21,510	-		21,510
Deferred expenses, net	15,698	-		15,698
Prepaid and other assets	35,935	-		35,935
Total Assets	$1,741,615	$25,450		$1,767,065

Liabilities and Equity

Mortgage notes payable	$1,224,730	$16,000	(2)	$1,240,730
Notes payable	112,153	9,450	(2)	121,603
Accounts payable and accrued expenses	49,600	-		49,600
Distributions payable	14,940	-		14,940
Total Liabilities	1,401,423	25,450		1,426,873

Glimcher Realty Trust shareholders' equity:
Series F Cumulative Preferred Shares of Beneficial Interest, $0.01 par value, 2,400,000 shares issued and outstanding	60,000	-		60,000
Series G Cumulative Preferred Shares of Beneficial Interest, $0.01 par value, 9,500,000 and 6,000,000 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	222,174	-		222,174
Common Shares of Beneficial Interest, $0.01 par value, 85,044,170 and 68,718,924 shares issued and outstanding as of September 30, 2010 and December 31, 2010, respectively	850	-		850
Additional paid-in capital	759,460	4,554	(3)	764,014
Distributions in excess of accumulated earnings	(708,800)	-		(708,800)
Accumulated other comprehensive loss	(6,768)	1,328	(3)	(5,440)
Total Glimcher Realty Trust shareholders' equity	326,916	5,882		332,798
Noncontrolling interest	13,276	(5,882)	(3)	7,394
Total equity	340,192	-		340,192
Total liabilities and equity	$1,741,615	$25,450		$1,767,065

(1) Represents amounts presented in the September 30, 2010 Form 10-Q. These amounts include the balance sheet of Kierland which was consolidated as of January 1, 2010.

(2) Adjustments relate to the purchase of the Phase III Parcels as well as debt incurred to complete the transaction.

(3) Adjustments relate to the purchase of the 50% joint venture interest in Kierland.

Glimcher Realty Trust
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2009
(unaudited)
(dollars in thousands, except per share information)

	Historical (1)	Acquisition Properties Revenue & Certain Expenses (2)	Pro Forma Adjustments		Pro Forma
Revenues:
Minimum rents	$185,269	$15,580	$(14,841)	(3)	$186,008
Percentage rents	5,489	-	-		5,489
Tenant reimbursements	92,140	524	(341)	(3)	92,323
Other	25,527	10	(2,168)	(4)	23,369
Total revenues	308,425	16,114	(17,350)		307,189

Expenses:
Property operating expenses	64,978	616	-		65,594
Real estate taxes	36,218	366	(341)	(5)	36,243
Provision for doubtful accounts	5,849	54	-		5,903
Other operating expenses	9,372	1,322	(2,204)	(6)	8,490
Depreciation and amortization	80,962	-	1,288	(7)	82,250
General and administrative	18,711	-	-		18,711
Impairment loss	3,422	-	-		3,422
Total expenses	219,512	2,358	(1,257)		220,613

Operating income	88,913	13,756	(16,093)		86,576

Interest income	2,934	-	(2,085)	(8)	849
Interest expense	80,045	-	1,589	(9)	81,634
Other expenses, net	3,344	-	-		3,344
Equity in (loss) income of unconsolidated real estate entities, net	(3,191)	-	1,794	(10)	(1,397)

Income from continuing operations	5,267	13,756	(17,973)		1,050
Less: Preferred stock dividends	(17,437)				(17,437)

Loss from continuing operations available to common shareholders	$(12,170)				$(16,387)

Loss per Share (11)
Coninuing operations - Basic	$(0.25)				$(0.33)
Coninuing operations - Diluted	$(0.25)				$(0.33)

Weighted average common shares outstanding	46,480				46,480
Weighted average common shares and common share equivalents outstanding	49,466				49,466

(1)
Reflects the consolidated operations of the Company related to continuing operations for the year ended December 31, 2009. Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(2)	Represents the revenues and certain expenses of Kierland and Sucia. There were no operations associated with the Phase III Parcels.

(3)	Represents revenue earned from the ground lease that Sucia charges to Kierland. The amounts are eliminated as the Company is both landlord and tenant.

(4)	Represents fees earned by the Company for services provided to Kierland prior to acquisition which are eliminated in consolidation.

(5)	Represents the cost of real estate taxes that Sucia charged to Kierland.

(6)	Represents the costs incurred by the Company associated with the development fees charged to Kierland. This adjustment also includes the elimination of the ground lease costs expensed by Kierland.

(7)
Reflects the estimated depreciation for assets placed in service at Scottsdale Quarter.  Depreciation expense is computed using a straight-line method and estimated useful lives for buildings and improvements using weighted average composite lives of forty years and three to ten years for equipment and fixtures.

(8)	Represents interest income derived by the Company related to its preferred contributions to Kierland which would be eliminated in consolidation upon acquisition.

(9)
Represents the estimated interest expense related to Kierland based upon the interest rate and outstanding balance of the Kierland’s existing construction loan as well as the interest expense associated with the investment in both SDQ Fee and SDQ III Fee.  The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to the ongoing development of Scottsdale Quarter.

(10)
Represents the equity in loss of unconsolidated real estate entities that the Company recorded for the year ended December 31, 2009 related to Kierland which would have been eliminated upon consolidation.

(11)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 -" Earnings per Share" which requires the allocation of non-controlling interest between continuing and discontinued operations.  The amounts of pro-forma earnings per share are adjusted for a change in non-controlling interest related to Kierland.  The historical earnings per share amounts are the amounts reported in the Company's Form 10-K for the year ended December 31, 2009.

Glimcher Realty Trust
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010
(unaudited)
(dollars in thousands, except share per share information)

	Historical (1)	Acquisition Properties Revenue & Certain Expenses (2)	Pro Forma Adjustments		Pro Forma
Revenues:
Minimum rents	$125,266	$10,794	$(10,794)	(3)	$125,266
Percentage rents	3,052	-	-		3,052
Tenant reimbursements	61,281	894	(894)	(3)	61,281
Other	14,914	-	-		14,914
Total revenues	204,513	11,688	(11,688)		204,513

Expenses:
Property operating expenses	43,786	8	-		43,794
Real estate taxes	24,774	894	(894)	(4)	24,774
Provision for doubtful accounts	3,491	-	-		3,491
Other operating expenses	9,979	-	(2,617)	(5)	7,362
Depreciation and amortization	52,732	-	-		52,732
General and administrative	14,307	-	-		14,307
Total expenses	149,069	902	(3,511)		146,460

Operating income	55,444	10,786	(8,177)		58,053

Interest income	870	-	-		870
Interest expense	59,671	-	996	(6)	60,667
Equity in loss of unconsolidated real estate entities, net	(438)	-	-		(438)

Income from continuing operations	(3,795)	10,786	(9,173)		(2,182)
Less: Preferred stock dividends	(16,099)				(16,099)

Loss from continuing operations available to common shareholders	$(19,894)				$(18,281)

Loss per Share (7)
Coninuing operations - Basic	$(0.20)				$(0.24)
Coninuing operations - Diluted	$(0.20)				$(0.24)

Weighted average common shares outstanding	72,599				72,599
Weighted average common shares and common share equivalents outstanding	75,585				75,585

(1)
Reflects the consolidated operations of the Company related to continuing operations for the nine months ended September 30, 2010.  Revenues and expenses related to discontinued operations are not included. See the historical consolidated financial statements and notes thereto included in the Form 10-Q for the nine months ended September 30, 2010.

(2)
Represents the revenues and certain expenses of Sucia.  Under ASC 810 “Consolidation”, Kierland was consolidated effective January 1, 2010 and therefore, the revenues and expenses of Kierland are reflected in the historical financial statements.  There were no operations associated with the Phase III Parcels.

(3)	Represents revenue earned from the ground lease that Sucia charges to Kierland. The amounts are eliminated as the Company is both landlord and tenant.

(4)	Represents the cost of real estate taxes that Sucia charged to Kierland.

(5)	Represents the elimination of ground lease costs incurred on the financial statements of Kierland.

(6)
Represents the estimated interest expense related to the investment in both SDQ Fee and SDQ III Fee. The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to the ongoing development of Scottsdale Quarter.

(7)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 -" Earnings per Share" which requires the allocation of non-controlling interest between continuing and discontinued operations.  The amounts of pro-forma earnings per share are adjusted for a change in non-controlling interest related to Kierland. The Company's historical earnings per share amounts are the amounts reported in the Company's Form 10-Q for the nine months ended September 30, 2010.

Glimcher Realty Trust
Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations
(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations of Glimcher Realty Trust (the “Company”)  (including the Acquisition Properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2009.  These estimated results do not purport to represent results of operations for the Company in the future and were prepared based on the assumptions outlined in the following note, which should be read in conjunction with this statement.

2009 Reconciliation between GAAP Net Income and Taxable Income:
Pro Forma (Dollars in thousands)

Income from continuing operations	$1,050
Net book depreciation in excess of tax depreciation	23,079
Stock options	560
Executive compensation	(204)
Other book/tax differences	4,974

Estimated taxable operating income	29,459

Adjustments
Depreciation	82,250
Net book depreciation in excess of tax depreciation	(23,079)

Estimated cash to be made available from operations	$88,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

/s/ Mark E. Yale
Date: December 23, 2010	Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)